Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802




Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46808
1-800-341-0441
www.LFG.com

This prospectus describes the group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth Portfolio*
     AllianceBernstein Growth and Income Portfolio
American Century Variable Portfolios (Class I):
     Balanced Fund*
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*
Delaware VIP Trust (Service Class):
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series

Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series
Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Developing Leaders Portfolio*
     Dreyfus Stock Index Fund, Inc.*
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio*
     Fidelity (Reg. TM) Equity-Income Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Growth Portfolio*

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)
     LVIP Delaware Managed
     (formerly Managed Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund)
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*

     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
     (formerly Moderately Aggressive Profile Fund)
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio
     Partners Portfolio*
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2007

Table of Contents


Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  9
The Lincoln National Life Insurance Company                 11
Fixed Side of the Contract                                  11
Variable Annuity Account (VAA)                              11
Investments of the VAA                                      11
Charges and Other Deductions                                16
The Contracts                                               19
 Purchase of the Contracts                                  19
 Transfers On or Before the Annuity Commencement Date       21
 Death Benefit Before the Annuity Commencement Date         23
 Withdrawals                                                23
Distribution of the Contracts                               26
 Annuity Payouts                                            27
Federal Tax Matters                                         28
Additional Information                                      30
 Voting Rights                                              30
 Return Privilege                                           31
 Other Information                                          31
 Legal Proceedings                                          31
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account L             33
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions - Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Loan establishment fee (per loan): $50

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Separate Account L expenses for GVA I, II, & III subaccounts (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts."


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.27%        1.38%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.27%        1.32%

* Fourteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2006:


(as a percentage of each fund's average net assets):

                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth Portfolio (Class B)              0.75           0.25           0.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.06



                                                                                               tal
                                                                                               Expen
                                                                                             To ns
                                                                                         Total
                                                                                  Total  Contr
 er
                                                                                 Expense
 ra   ctual
                                                                                   es    waive
Contr
                                                                                 (before  er    ra
                                                                                   any   reimb
waive
                                                                                 waivers
 bu    er
                                                                   Acquired        s/
                                                                     Fund        reimbur
 e-    bu
                                                                   Fees and        rs     (if  ments
                                                              +    Expenses  =   ments)  any)   s)
AllianceBernstein VPS Global Technology Portfolio (Class B)       0.00   %       1.18
AllianceBernstein VPS Growth Portfolio (Class B)                  0.00           1.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.00           0.86

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)
American Century VP Balanced Fund (Class I)                         0.90   %       0.00   %       0.00   %
American Funds Global Growth Fund (Class 2)                         0.58           0.25           0.04
American Funds Growth Fund (Class 2)                                0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                         0.27           0.25           0.01
American Funds International Fund (Class 2)                         0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                         1.00           0.25           0.07
Delaware VIP Diversified Income Series (Standard Class)(1)          0.65           0.00           0.13
Delaware VIP High Yield Series (Standard Class)(2)                  0.65           0.00           0.12
Delaware VIP REIT Series (Service Class)(3)                         0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(4)              0.72           0.30           0.11
Delaware VIP Trend Series (Service Class)(5)                        0.74           0.30           0.12
Dreyfus Stock Index Fund (Initial Class)                            0.25           0.00           0.02
Dreyfus VIF Developing Leaders Portfolio (Initial Class)            0.75           0.00           0.07
DWS Equity 500 Index VIP (Class A)(6)                               0.29           0.00           0.00
DWS Small Cap Index VIP (Class A)                                   0.45           0.00           0.05
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(7)   0.52           0.00           0.13
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)    0.57           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(9)   0.47           0.00           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(10)         0.57           0.00           0.11
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(11)                                                        0.60           0.00           0.04
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(12)(13)                                                     0.95           0.00           0.15
LVIP Delaware Bond Fund (Standard Class)(14)                        0.34           0.00           0.07
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)(14)                                                         0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)(14)                     0.41           0.00           0.09
LVIP Delaware Social Awareness Fund (Standard Class)(14)            0.35           0.00           0.07
LVIP Janus Capital Appreciation Fund (Standard Class)(15)           0.75           0.00           0.09
LVIP Mondrian International Value Fund (Standard Class)(14)         0.71           0.00           0.14
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                   0.73           0.00           0.12
LVIP Wilshire 2010 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.27
LVIP Wilshire 2020 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.17
LVIP Wilshire 2030 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.15
LVIP Wilshire 2040 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.22
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.19
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.16
LVIP Wilshire Moderate Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.08
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(18)             0.83           0.00           0.15
Neuberger Berman Partners Portfolio (I Class)(18)                   0.83           0.00           0.08



                                                                                                        otal
                                                                                                        pense
                                                                                                       Tes
                                                                                                      Exafter
                                                                                        Total  Total
                                                                                       Expense
        (  c-
                                                                                         es    Contract
  al
                                                                                       (before    tu     tual
                                                                                         any   waivers/
                                                                                       waivers reimburs
  s/
                                                                         Acquired        s/       se       -
                                                                           Fund        reimbur  ments   reimbur
                                                                         Fees and        rs       e-      rs
                                                                    +    Expenses  =   ments)  (if any) ments)
American Century VP Balanced Fund (Class I)                             0.00   %       0.90
American Funds Global Growth Fund (Class 2)                             0.00           0.87
American Funds Growth Fund (Class 2)                                    0.00           0.59
American Funds Growth-Income Fund (Class 2)                             0.00           0.53
American Funds International Fund (Class 2)                             0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                             0.00           1.32
Delaware VIP Diversified Income Series (Standard Class)(1)              0.00           0.78
Delaware VIP High Yield Series (Standard Class)(2)                      0.00           0.77
Delaware VIP REIT Series (Service Class)(3)                             0.00           1.13   -0.05   1.08
Delaware VIP Small Cap Value Series (Service Class)(4)                  0.00           1.13   -0.05   1.08
Delaware VIP Trend Series (Service Class)(5)                            0.00           1.16   -0.05   1.11
Dreyfus Stock Index Fund (Initial Class)                                0.00           0.27
Dreyfus VIF Developing Leaders Portfolio (Initial Class)                0.00           0.82
DWS Equity 500 Index VIP (Class A)(6)                                   0.00           0.29   -0.01   0.28
DWS Small Cap Index VIP (Class A)                                       0.00           0.50
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(7)       0.00           0.65
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)        0.00           0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(9)       0.00           0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(10)             0.00           0.68
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(11)                                                            0.00           0.64
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(12)(13)                                                         0.00           0.10   -0.25   0.85
LVIP Delaware Bond Fund (Standard Class)(14)                            0.00           0.41
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)(14)                                                             0.00           0.40
LVIP Delaware Managed Fund (Standard Class)(14)                         0.00           0.50
LVIP Delaware Social Awareness Fund (Standard Class)(14)                0.00           0.42
LVIP Janus Capital Appreciation Fund (Standard Class)(15)               0.00           0.84   -0.14   0.70
LVIP Mondrian International Value Fund (Standard Class)(14)             0.00           0.85
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                       0.00           0.85
LVIP Wilshire 2010 Profile Fund (Standard Class)(13)(16)(17)            0.72           1.24   -0.27   0.97
LVIP Wilshire 2020 Profile Fund (Standard Class)(13)(16)(17)            0.81           1.23   -0.17   1.06
LVIP Wilshire 2030 Profile Fund (Standard Class)(13)(16)(17)            0.82           1.38   -0.15   1.07
LVIP Wilshire 2040 Profile Fund (Standard Class)(13)(16)(17)            0.91           1.35   -0.22   1.16
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.91           1.35   -0.19   1.16
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.72           1.13   -0.16   0.97
LVIP Wilshire Moderate Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.81           1.12   -0.06   1.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.82           1.15   -0.08   1.07
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(18)                 0.00           0.98
Neuberger Berman Partners Portfolio (I Class)(18)                       0.00           0.91

                                              Management                      Other
                                                 Fees        12b-1 Fees      Expenses
                                               (before        (before        (before
                                                 any            any            any
                                               waivers/       waivers/       waivers/
                                              reimburse-     reimburse-     reimburse-
                                                ments)   +     ments)   +     ments)
T. Rowe Price International Stock Portfolio   1.05   %       0.00   %       0.00   %



                                                                                      tal
                                                                                      pen
                                                                                    Tos
                                                                                    Exafte
                                                                  Total              ner
                                                                 Expense
  Total      Contr
                                                                   es                ( ra
                                                                 (before
                                                                   any     waivers/   waive
                                                                 waivers
 reimburse-   er
                                                   Acquired        s/
                                                     Fund        reimbur    ments      bu
                                                   Fees and        rs         e-      ments
                                              +    Expenses  =   ments)    (if any)    s)
T. Rowe Price International Stock Portfolio       0.00   %       1.05

(1) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(2) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(3) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.74% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.56% for initial class and 0.66% for service class. These offsets may be discontinued at any time.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(11) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in this Prospectus for additional information with further description in the Statement of Additional Information.

(12) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(13) "Other Expenses" are based on estimated expenses for the current fiscal year.

(14) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(15) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets. Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(17) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(18) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:



                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 751    $1,274    $1,825    $2,816
   GVA II Standard*      853     1,380     1,934     3,066
  GVA III Standard*      239       736     1,260     2,696

2) If you do not surrender your contract at the end of the applicable time period:



                       1 year   3 years   5 years   10 years
                      -------- --------- --------- ---------
    GVA I Standard*    $ 238     $ 733    $1,255    $2,686
   GVA II Standard*      237       730     1,250     2,676
  GVA III Standard*      239       736     1,260     2,696

* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.


The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payments.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an account fee charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA and those charges are:



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

See - Charges and Other Deductions.

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III the following restrictions apply:
 o a participant may not transfer more than 20% of their fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value;
 o liquidation of the entire fixed account value must be over 5 annual installments. See Fixed Account Withdrawal/Transfer Limits for GVA III.

The contractowner must also approve participant withdrawals under Section 401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See - Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.


Financial Statements

The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.

The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. On April 2, 2007, Jefferson-Pilot Life Insurance Company was merged into Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.29%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware and Fidelity Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We currently anticipate closing and replacing the following funds during the first quarter of 2008:
AllianceBernstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); American Century VP Balanced Fund (Class
1) with LVIP Delaware Managed Fund (Standard Class); Dreyfus VIF Developing Leaders Portfolio (Initial Class) with LVIP Small Cap Index (Standard Class); Dreyfus Stock Index Fund, Inc. with LVIP S&P 500 Index Fund (Standard Class); DWS Equity 500 Index Portfolio -Class A with LVIP S&P 500 Index Fund (Standard Class); DWS Small-Cap Index Portfolio (Class A) with LVIP Small-Cap Index Fund (Standard Class); Fidelity VIP Asset Manager Portfolio (Initial Class) with LVIP Delaware Managed Fund (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with LVIP S&P 500 Index Fund (Standard Class); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); T. Rowe Price International Stock Portfolio with LVIP Mondrian International Fund (Standard Class).

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

 o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.


 o AllianceBernstein Growth Portfolio (Class B): Capital appreciation.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option


 o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.

American Century Variable Products, advised by American Century Investment


 o Balanced Fund (Class I): Growth and income.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

American Funds Insurance SeriesSM, advised by Capital Research and Management
  Company


 o Global Growth Fund (Class 2): Long-term growth.


 o Growth Fund (Class 2): Long-term growth.


 o Growth-Income Fund (Class 2): Growth and income.


 o International Fund (Class 2): Long-term growth.

Baron Capital Funds Trust, advised by BAMCO, Inc.


 o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.
Delaware VIP Trust, advised by Delaware Management Company


 o Diversified Income Series (Standard Class): Total return.


 o High Yield Series (Standard Class): Total return.


 o REIT Series (Service Class): Total return.


 o Small Cap Value Series (Service Class): Capital appreciation.


 o Trend Series (Service Class): Capital appreciation.

Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation


 o Developing Leaders Portfolio (Initial Class): Capital growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.


 o Stock Index Fund, Inc. (Initial Class): Match the total return of the Standard & Poor's 500 Composite Stock Price Index.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc.


 o DWS Equity 500 Index VIP (Class A): Capital appreciation.
  (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.


 o DWS Small Cap Index VIP (Class A): Capital appreciation.
  (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company


 o Asset Manager Portfolio (Initial Class): High total return.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

 o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.


 o Equity-Income Portfolio (Initial Class): Reasonable income.


 o Growth Portfolio (Initial Class): Capital appreciation.

Janus Aspen Series, advised by Janus Capital Management LLC


 o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
Advisors


 o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return. (Sub-advised by Cohen & Steers Capital Management)
  This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Delaware Bond Fund (Standard Class): Current income.
  (Sub-advised by Delaware Management Company)
     (formerly Bond Fund)


 o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

  (Sub-advised by Delaware Management Company)
  (formerly Growth and Income Fund)


 o LVIP Delaware Managed Fund (Standard Class): Total return.
  (Sub-advised by Delaware Management Company)
     (formerly Managed Fund)


 o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation. (Sub-advised by Delaware Management Company)
  (formerly Social Awareness Fund)


 o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)
     (formerly Capital Appreciation Fund)


 o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
  (Sub-advised by Mondrian Investment Partners Limited)
     (formerly International Fund)


 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
  (Sub-advised by T. Rowe Price Associates, Inc.)
     (formerly Aggressive Growth Fund)


 o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

 o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Conservative Profile Fund)


 o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Moderate Profile Fund)


 o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (Moderately Aggressive Profile Fund)


 o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Aggressive Profile Fund)

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
  Management Inc.


 o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)


 o Partners Portfolio (I Class): Capital appreciation.
  (Sub-advised by Neuberger Berman, LLC)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.


 o T. Rowe Price International Stock Portfolio: Long-term growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:



During Participation Year    GVA I   GVA II
--------------------------- ------- -------
  1-5 .....................   5%      6%
  6 .......................   5%      3%
  7 .......................   4%      3%
  8 .......................   3%      3%
  9 .......................   2%      3%
  10 ......................   1%      3%
  11-15 ...................   0%      1%
  16 and later ............   0%      0%

* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                         Percentage of Fixed
                                          Account Available
Year Request Received by Lincoln Life       Under GVA III
--------------------------------------- --------------------
  1 ...................................            20%
  2 ...................................            25%
  3 ...................................         33.33%
  4 ...................................            50%
  5 ...................................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



        Standard conditions                        Optional conditions
        ------------------------------------------ -----------------------------------------------------------------
GVA I   o the participant has attained age 591/2   o the participant has separated from service with their employer and is at least 55 years of age

           Standard conditions
           -------------------------------------------------------------------
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age





* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III


We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:



"standard" mortality and expense risk charge   1.00%
"breakpoint" mortality and expense charge*     .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.


This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.

The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.

Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 701/2. A participant in an ORP contract is required to obtain a certificate of termination from the participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under
Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more, your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Distribution of the Contracts
Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Life will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriters pays to LFA is 3.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and

 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the

1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

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32

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Group Variable Annuity Account Contracts I, II, & III











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46808

                      (This page intentionally left blank)

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein Growth and Income****
2004.........       10.249       11.133            15           10.467       11.149           1
2005.........       11.133       11.529            47           11.149       11.575           2
2006.........       11.529       13.353            72           11.575       13.439           2
-------------       ------       ------            --           ------       ------           -
AllianceBernstein Growth Portfolio***
2000.........       10.000        8.743             8           10.000        8.748           1
2001.........        8.743        6.609            28            8.748        6.629           2
2002.........        6.609        4.693            70            6.629        4.720           7
2003.........        4.693        6.259           163            4.720        6.310           4
2004.........        6.259        7.097           196            6.310        7.173           5
2005.........        7.097        7.844           176            7.173        7.948           5
2006.........        7.844        7.670           178            7.948        7.791           6
-------------       ------       ------           ---           ------       ------           -
AllianceBernstein Global Technology Portfolio***
2000.........       10.000        7.094            58           10.000        7.098           1
2001.........        7.094        5.235           222            7.098        5.252           6
2002.........        5.235        3.016           345            5.252        3.033          11
2003.........        3.016        4.294           622            3.033        4.329          13
2004.........        4.294        4.467           624            4.329        4.515          21
2005.........        4.467        4.584           528            4.515        4.645          16
2006.........        4.584        4.919           502            4.645        4.997          16
-------------       ------       ------           ---           ------       ------          --
American Century VP Balanced Fund*
1996.........       15.698       16.213             2
1997.........       16.213       18.550         1,267
1998.........       18.550       21.263         1,269
1999.........       21.263       23.168         1,099           21.702       23.198          94
2000.........       23.168       22.330         1,000           23.198       22.414          98
2001.........       22.330       21.327         1,015           22.414       21.460          92
2002.........       21.327       19.096         1,006           21.460       19.263          80
2003.........       19.096       22.586         1,033           19.263       22.840          67
2004.........       22.586       24.547         1,034           22.840       24.886          70
2005.........       24.547       25.502           976           24.886       25.919          68
2006.........       25.502       27.677           914           25.919       28.200          65
-------------       ------       ------         -----           ------       ------          --
American Funds Global Growth Fund****
2004.........       10.188       11.310            16           11.347       11.327           1 (a)
2005.........       11.310       12.774            85           11.327       12.826           1
2006.........       12.774       15.230           217           12.826       15.331           3
-------------       ------       ------         -----           ------       ------          --
American Funds Growth Fund***
2000.........       10.000        8.991            88           10.000        8.997           1
2001.........        8.991        7.285           510            8.997        7.309          11
2002.........        7.285        5.449           900            7.309        5.480          21
2003.........        5.449        7.380          1474            5.480        7.441          16
2004.........        7.380        8.220         1,976            7.441        8.309          52
2005.........        8.220        9.456         2,520            8.309        9.582          78
2006.........        9.456       10.319         2,836            9.582       10.482         104
-------------       ------       ------         -----           ------       ------         ---
American Funds Growth-Income Fund****
2004.........       10.240       10.978           159           10.180       10.994           3
2005.........       10.978       11.502           443           10.994       11.549           9
2006.........       11.502       13.119           655           11.549       13.205          15
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International Fund***
2000.........       10.000        8.582            17           10.000        8.587           1
2001.........        8.582        6.807            53            8.587        6.828           3
2002.........        6.807        5.739           163            6.828        5.771           8
2003.........        5.739        7.662           383            5.771        7.724           9
2004.........        7.662        9.051           687            7.724        9.148          12
2005.........        9.051       10.888         1,078            9.148       11.032          15
2006.........       10.888       12.825         1,393           11.032       13.027          26
-------------       ------       ------         -----           ------       ------          --
Baron Capital Asset Fund**
1998.........       10.000       13.218            27
1999.........       13.218       17.775           460           15.583       17.800          23
2000.........       17.775       17.132           635           17.800       17.198          32
2001.........       17.132       19.054           740           17.198       19.176          30
2002.........       19.054       16.186           911           19.176       16.330          28
2003.........       16.186       20.835           931           16.330       21.073          20
2004.........       20.835       25.916         1,017           21.073       26.278          35
2005.........       25.916       26.522           902           26.278       26.959          43
2006.........       26.522       30.334           760           26.959       30.911          49
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Diversified Income Series****
2004.........       10.044       10.935            36           10.563       10.951           1 (a)
2005.........       10.935       10.778           118           10.951       10.820           1 (a)
2006.........       10.778       11.516           153           10.820       11.590           5
-------------       ------       ------         -----           ------       ------          --
Delaware VIP High Yield Series
2005.........       10.182       10.273            34           10.234       10.289           1
2006.........       10.273       11.437           115           10.289       11.483           2
-------------       ------       ------         -----           ------       ------          --
Delaware VIP REIT Series***
2000.........       10.000       10.569            56           10.000       10.575           1
2001.........       10.569       11.371           179           10.575       11.406           1
2002.........       11.371       11.751           495           11.406       11.817          17
2003.........       11.751       15.558           600           11.817       15.684          15
2004.........       15.558       20.192           827           15.684       20.406          28
2005.........       20.192       21.362           787           20.406       21.643          29
2006.........       21.362       27.986           879           21.643       28.425          31
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Small Cap Value Series****
2004.........       10.307       12.116           128           10.270       12.135           3
2005.........       12.116       13.093           400           12.135       13.146           8
2006.........       13.093       15.022           625           13.146       15.121          12
-------------       ------       ------         -----           ------       ------          --
Delaware VIP Trend Series***
2000.........       10.000        7.781            45           10.000        7.786           1
2001.........        7.781        6.513            67            7.786        6.533           5
2002.........        6.513        5.155           123            6.533        5.183           7
2003.........        5.155        6.879           220            5.183        6.934           3
2004.........        6.879        7.649           326            6.934        7.730           5
2005.........        7.649        7.998           339            7.730        8.103          10
2006.........        7.998        8.500           345            8.103        8.633          11
-------------       ------       ------         -----           ------       ------          --
Dreyfus Stock Index Fund*
1996.........       21.013       22.705             3
1997.........       22.705       29.827         3,317
1998.........       29.827       37.861         3,913
1999.........       37.861       45.208         3,815           41.583       45.265         352
2000.........       45.208       40.604         3,325           45.265       40.757         282
2001.........       40.604       35.304         3,209           40.757       35.525         205
2002.........       35.304       27.136         2,922           35.525       27.375         161
2003.........       27.136       34.486         2,883           27.375       34.877         131
2004.........       34.486       37.776         2,766           34.877       38.299         144
2005.........       37.776       39.155         2,412           38.299       39.796         130
2006.........       39.155       44.773         2,198           39.796       45.621         119
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Dreyfus VIP Developing Leaders Portfolio*
1996.........       14.854       15.286            12
1997.........       15.286       17.632         3,524
1998.........       17.632       16.856         3,954
1999.........       16.856       20.552         3,430           18.723       20.578          192
2000.........       20.552       23.056         3,368           20.578       23.142          159
2001.........       23.056       21.430         3,319           23.142       21.564          119
2002.........       21.430       17.159         3,153           21.564       17.310           91
2003.........       17.159       22.372         3,135           17.310       22.625           74
2004.........       22.372       24.662         2,969           22.625       25.003          106
2005.........       24.662       25.833         2,596           25.003       26.256           99
2006.........       25.833       26.540         2,241           26.256       27.042           93
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Asset Manager Portfolio*
1996.........       16.309       17.267            25
1997.........       17.267       20.583         4,471
1998.........       20.583       23.445         4,638
1999.........       23.445       25.787         4,152           24.279       25.819          251
2000.........       25.787       24.527         3,547           25.819       24.619          200
2001.........       24.527       23.290         3,360           24.619       23.436          102
2002.........       23.290       21.046         3,052           23.436       21.231           80
2003.........       21.046       24.582         2,804           21.231       24.860           71
2004.........       24.582       25.668         2,579           24.860       26.023           91
2005.........       25.668       26.441         2,308           26.023       26.874           83
2006.........       26.441       28.093         2,070           26.874       28.624           74
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio***
2000.........       10.000        9.412             2           10.000        9.419            1
2001.........        9.412        8.157            62            9.419        8.183            2
2002.........        8.157        7.300           167            8.183        7.342            7
2003.........        7.300        9.265           259            7.342        9.342            3
2004.........        9.265       10.563           475            9.342       10.677           20
2005.........       10.563       12.199           975           10.677       12.362           34
2006.........       12.199       13.459         1,382           12.362       13.672           42
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio*
1996.........       14.763       15.790            10
1997.........       15.790       19.985         3,608
1998.........       19.985       22.087         4,155
1999.........       22.087       23.252         3,856           24.433       23.281          182
2000.........       23.252       24.959         3,030           23.281       25.052          155
2001.........       24.959       23.486         3,059           25.052       23.633          132
2002.........       23.486       19.312         2,830           23.633       19.481           70
2003.........       19.312       24.918         2,772           19.481       25.200           59
2004.........       24.918       27.515         2,736           25.200       27.896           88
2005.........       27.515       28.839         2,551           27.896       29.311           85
2006.........       28.839       34.318         2,482           29.311       34.967           88
-------------       ------       ------         -----           ------       ------          ---
Fidelity (Reg. TM) VIP Growth Portfolio*
1996.........       22.793       23.220             8
1997.........       23.220       28.328         4,982
1998.........       28.328       39.122         5,291
1999.........       39.122       53.234         5,554           44.085       53.301          151
2000.........       53.234       46.917         5,136           53.301       47.094          184
2001.........       46.917       38.252         4,883           47.094       38.492          144
2002.........       38.252       26.469         4,445           38.492       26.703           99
2003.........       26.469       34.815         4,189           26.703       35.209           82
2004.........       34.815       35.633         3,748           35.209       36.127          132
2005.........       35.633       37.324         3,151           36.127       37.936          119
2006.........       37.324       39.484         2,795           37.936       40.232          105
-------------       ------       ------         -----           ------       ------          ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Money Market Portfolio* (Pending Allocation Account)
1996.........       11.123       11.277             1
1997.........       11.277       11.894            30
1998.........       11.894       12.544            17
1999.........       12.544       13.192            12           12.843       13.195           1
2000.........       13.192       14.024             7           13.195       14.054           1
2001.........       14.024       14.610             7           14.054       14.633           1
2002.........       14.610       14.859             5           14.633       14.871           1
2003.........       14.859       15.007             3           14.871       15.020           0
2004.........       15.007       15.189             3           15.021       15.214           1 (a)
2005.........       15.189       15.649             3           15.214       15.673           1 (a)
2006.........       15.649       16.412             3           15.673       16.438           1*
-------------       ------       ------            --           ------       ------           -
Janus Aspen Worldwide Growth Portfolio**
1998.........       10.000       12.520            75
1999.........       12.520       20.385         1,054           13.979       20.410          74
2000.........       20.385       17.019         2,225           20.410       17.083         150
2001.........       17.019       13.069         2,218           17.083       13.152         139
2002.........       13.069        9.639         2,090           13.152        9.724         112
2003.........        9.639       11.833         1,917            9.724       11.967          81
2004.........       11.833       12.275         1,683           11.967       12.446         100
2005.........       12.275       12.866         1,363           12.446       13.077          89
2006.........       12.866       15.057         1,168           13.077       15.342          83
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Aggressive Growth Fund**
1998.........       10.000       12.454            19
1999.........       12.454       17.563         1,486           12.865       17.585         202
2000.........       17.563       16.920         2,416           17.585       16.984         156
2001.........       16.920       11.175         2,306           16.984       11.246         137
2002.........       11.175        7.720         2,202           11.246        7.788         118
2003.........        7.720       10.137         2,246            7.788       10.252          91
2004.........       10.137       11.407         2,107           10.252       11.565         114
2005.........       11.407       12.402         1,884           11.565       12.605         112
2006.........       12.402       13.417         1,652           12.605       13.672         103
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Aggressive Profile Fund
2005.........       10.006       10.939            18           10.134       10.955           1 (a)
2006.........       10.939       12.622            84           10.955       12.672           1
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Bond Fund****
2004.........       10.052       10.551            60           10.542       10.567           3
2005.........       10.551       10.722           221           10.567       10.765           6
2006.........       10.722       11.115           321           10.765       11.188           8
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Capital Appreciation Fund***
2000.........       10.000        8.243            25           10.000        8.249           3
2001.........        8.243        6.048           110            8.249        6.068           7
2002.........        6.048        4.374           165            6.068        4.399          13
2003.........        4.374        5.736           245            4.399        5.783          11
2004.........        5.736        5.979           276            5.783        6.043          19
2005.........        5.979        6.168           256            6.043        6.250          21
2006.........        6.168        6.697           274            6.250        6.803          20
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Conservative Profile Fund
2005.........       10.000       10.304            12           10.148       10.319           1 (a)
2006.........       10.304       11.155           178           10.319       11.198           2
-------------       ------       ------         -----           ------       ------         ---
Lincoln VIP Growth and Income Fund***
2000.........       10.000        9.051             9           10.000        9.057           1
2001.........        9.051        7.954            81            9.057        7.980           4
2002.........        7.954        6.139           193            7.980        6.174          26
2003.........        6.139        7.884           376            6.174        7.948          10
2004.........        7.884        8.741           554            7.948        8.835          28
2005.........        8.741        9.134           632            8.835        9.255          32
2006.........        9.134       10.161           630            9.255       10.321          33
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP International Fund****
2004.........       10.000       12.255            21           10.343       12.274           1 (a)
2005.........       12.255       13.655           113           12.274       13.710           5
2006.........       13.655       17.576           419           13.710       17.691          11
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Managed Fund****
2004.........       10.231       11.013            29           11.035       11.029           1 (a)
2005.........       11.013       11.397            68           11.029       11.444           1 (a)
2006.........       11.397       12.476            79           11.444       12.559           1*
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Moderate Profile Fund
2005.........       10.006       10.524            32           10.415       10.540           1 (a)
2006.........       10.524       11.674           206           10.540       11.721          10
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Moderately Aggressive Profile Fund
2005.........       10.049       10.701            39           10.306       10.715           1 (a)
2006.........       10.701       12.093           126           10.715       12.139           4
-------------       ------       ------           ---           ------       ------          --
Lincoln VIP Social Awareness Fund**
1998.........       10.000       12.791            33
1999.........       12.791       14.619         1,107           13.358       14.637          88
2000.........       14.619       13.268         1,127           14.637       13.318         116
2001.........       13.268       11.885         1,173           13.318       11.959         115
2002.........       11.885        9.164         1,213           11.959        9.244          96
2003.........        9.164       11.963         1,279            9.244       12.099          77
2004.........       11.963       13.349         1,292           12.099       13.534          83
2005.........       13.349       14.805         1,255           13.534       15.048          81
2006.........       14.805       16.462         1,228           15.048       16.774          81
-------------       ------       ------         -----           ------       ------         ---
Neuberger Berman AMT Mid-Cap Growth Portfolio***
2000.........       10.000        7.673            59           10.000        7.678           1
2001.........        7.673        5.725           115            7.678        5.743           2
2002.........        5.725        4.005           154            5.743        4.027           6
2003.........        4.005        5.078           234            4.027        5.119           3
2004.........        5.078        5.847           312            5.119        5.910           9
2005.........        5.847        6.585           508            5.910        6.672          12
2006.........        6.585        7.477           600            6.672        7.595          19
-------------       ------       ------         -----           ------       ------         ---
Neuberger Berman AMT Partners Portfolio**
1998.........       10.000       11.861            27
1999.........       11.861       12.609           150           13.254       12.625          21
2000.........       12.609       12.571           212           12.625       12.619          32
2001.........       12.571       12.094           323           12.619       12.170          39
2002.........       12.094        9.083           405           12.170        9.163          46
2003.........        9.083       12.148           507            9.163       12.286          38
2004.........       12.148       14.309           583           12.286       14.508          42
2005.........       14.309       16.723           683           14.508       16.998          46
2006.........       16.723       18.584           602           16.998       18.936          37
-------------       ------       ------         -----           ------       ------         ---
Scudder VIT Equity 500 Index Fund****
2004.........       10.278       11.100            69           10.068       11.116           1 (a)
2005.........       11.100       11.503           133           11.116       11.548           2
2006.........       11.503       13.156           166           11.548       13.241           5
-------------       ------       ------         -----           ------       ------         ---
Scudder VIT Small Cap Index Fund****
2004.........       10.286       11.788            36           10.188       11.806           1
2005.........       11.788       12.168            87           11.806       12.217           2
2006.........       12.168       14.155           164           12.217       14.247           6
-------------       ------       ------         -----           ------       ------         ---

                                 Standard                                   Breakpoint
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
T. Rowe Price International Stock Portfolio*
1996.........       11.687       12.276             5
1997.........       12.276       12.503         1,837
1998.........       12.503       14.342         2,049
1999.........       14.342       18.931         1,818           14.861       18.955          122
2000.........       18.931       15.400         1,634           18.955       15.457           80
2001.........       15.400       11.859         1,544           15.457       11.934           62
2002.........       11.859        9.593         1,438           11.934        9.678           53
2003.........        9.593       12.397         1,435            9.678       12.538           40
2004.........       12.397       13.965         1,377           12.538       14.158           51
2005.........       13.965       16.043         1,284           14.158       16.305           51
2006.........       16.043       18.915         1,190           16.305       19.273           48
-------------       ------       ------         -----           ------       ------          ---

* The Subaccount indicated commenced operations on September 26, 1996.

** The Subaccount indicated commenced operation on October 1, 1998.

*** The Subaccount indicated commenced operation on September 27, 2000.

**** The Subaccount indicated commenced operation on May 24, 2004.

(a) All numbers less than 500 were rounded up to one.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln National Variable Annuity Account L of
The Lincoln National Life Insurance Company

Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated May 1, 2007. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46808, by calling Lincoln Life at 1-800-341-0441, or by visiting www.LFG.com.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Advertising                                     B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents.

Prior to September 15, 2005, LFA was the Principal Underwritier, and they paid $4,129,656 and $3,750,709 to Lincoln Sales Representatives and Selling Firms in 2004, and 2005, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.

After September 15, 2005, Lincoln Life was the Principal Underwriter, and they paid $1,100,062 and $3,514,035 to LFA and Selling Firms in 2005 and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;

 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Table modified, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.

Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements
Financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appear on the following pages.